Revenue Recognition (Tables)	3 Months Ended
Mar. 31, 2018
Revenue Recognition [Abstract]
Schedule of Revenues, Net

The following table presents the Company’s revenue for the three months ended March 31, 2018 under the ASC 606 model as compared to revenue under the previous guidance:

	Revenue as reported	Revenue under previous guidance	Difference
Product revenue	$958,000	$958,000	$-
Royalty revenue under the License Agreement with Bellco	27,000	27,000	-
License revenue under the License Agreement with Bellco (1)	-	17,000	(17,000)
Total net revenues	$985,000	$1,002,000	$(17,000)

(1)	Under ASC 606, amounts received related to the license under the Bellco license agreement would have been recognized.as revenue at the time that the license was transferred, which was at the time the payments were received by the Company. Under previous guidance, amounts received under the Bellco license agreement were deferred and recognized as revenue over the term of the Bellco license agreement.